UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MIDWEST HOLDING INC.
(Name of Registrant as Specified In Its Charter)

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MIDWEST HOLDING INC.
8101 “O” Street, Suite S111
Lincoln, Nebraska 68510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, June 11, 2013, at 10:00 a.m.

To the Shareholders of Midwest Holding Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest”), will be held on Tuesday, June 11, 2013, at 10:00 a.m. at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska for the following purposes:

1.	To elect eight (8) directors of Midwest to serve for one (1) year or until their successors are elected and qualified;

2.	To ratify the appointment of McGladrey LLP as Midwest’s independent auditors for 2013; and

3.	To consider and act upon such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 2013 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone or on the internet. Instructions for voting by telephone or online are included on the enclosed proxy card.

     If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Oliver Chief Executive Officer

Dated: April 30, 2013
Lincoln, Nebraska

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

     Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting and Proxy Statement, and our Annual Report to Shareholders for the fiscal year ended December 31, 2012, are available online and may be accessed at www.midwestholding.com. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Voting Procedures and Proxies	1
Outstanding Voting Securities	1
Voting Rights	1
Quorum Requirement	2
Required Vote	2
Right to Attend Annual Meeting; Revocation of Proxy	2
Costs of Solicitation	2
How to Read this Proxy Statement	2
How to Vote – Proxy Instructions	2
PROPOSAL 1 -- ELECTION OF DIRECTORS	3
Information Concerning Directors and Executive Officers	3
CORPORATE GOVERNANCE	5
Board Leadership Structure	5
Board’s Role in Risk Oversight	5
Director Independence	5
Board Meetings and Committees; Annual Meeting Attendance	5
Audit Committee	6
Report of the Board of Directors	6
Nominating Committee and Selection of Director Candidates	6
Compensation Committee	7
Compensation Committee Interlocks and Insider Participation	7
Section 16(a) Beneficial Ownership Reporting Compliance	7
Code of Ethics	8
Shareholder Communications with the Board of Directors	8
EXECUTIVE COMPENSATION	9
Summary Compensation	9
Outstanding Equity Awards at Fiscal Year End	9
Employment Agreements	10
Director Compensation	10
RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
Principal Accountant Fees and Services	12
Pre-Approval Policy for Audit and Non-Audit Services	12
PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14
Related Party Transactions	14
Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest	14
PROPOSALS FOR 2014 ANNUAL MEETING OF SHAREHOLDERS	17
ANNUAL REPORT AND FINANCIAL STATEMENTS	17
OTHER MATTERS	17

MIDWEST HOLDING INC.
8101 “O” Street, Suite S111
Lincoln, Nebraska 68510
______________________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2013
________________________________

GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at the Annual Meeting of Shareholders of Midwest (the “Annual Meeting”) to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska on Tuesday, June 11, 2013, at 10:00 a.m. and any adjournment thereof. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. THE ENCLOSED PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     This proxy statement is being sent to each holder of record of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”), as of April 25, 2013 (the “Record Date”), in order to furnish each shareholder information relating to the business to be transacted at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to shareholders of Midwest on or about April 30, 2013. Midwest will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of Midwest may by telephone, written communication, e-mail or personal interview, request the return of proxies.

Voting Procedures and Proxies

     Only shareholders of record at the close of business on the Record Date are entitled to vote, either in person or by valid proxy, at the Annual Meeting. If you are unable to attend the Annual Meeting on June 11, 2013, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed proxy is duly executed and returned in advance of the Annual Meeting, and is not revoked, the shares of Common Stock represented thereby will be voted in accordance with the authority contained therein. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the Annual Meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the instrument otherwise provides.

Outstanding Voting Securities

     On the Record Date, Midwest had issued and outstanding 9,114,567 shares of Common Stock, all of which are entitled to vote at the Annual Meeting. No other voting securities of Midwest are outstanding.

Voting Rights

     The holders of shares of Common Stock are entitled to one vote per share, except in the election of directors for which the shareholder has cumulative voting rights pursuant to the Nebraska Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by eight (8), which is the number of directors being elected. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled “FOR,” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares for each director by writing "CUMULATE FOR" on the line below and entering the name and number of shares voted on that line. NOTE: If shares voted by “CUMULATE FOR” exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Business Corporation Act.

Quorum Requirement

     In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Common Stock issued and outstanding as of the Record Date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present.

Required Vote

     Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “FOR” or “AGAINST” are included. Proxies marked “ABSTAIN” and non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

Right to Attend Annual Meeting: Revocation of Proxy

     Returning a proxy card now will not interfere with a shareholder’s right to attend the Annual Meeting or to vote shares of Common Stock personally at the Annual Meeting, if the shareholder wishes to do so. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to Midwest at the address above a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Costs of Solicitation

     Midwest will bear the cost of solicitation of proxies, which we expect to be nominal. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees, who will not receive any additional compensation for such services.

How to Read this Proxy Statement

     Set forth below are the proposals to be considered by shareholders at the Annual Meeting, as well as important information concerning, among other things, Midwest’s management and Board of Directors; executive compensation; transactions between Midwest and its officers, directors and affiliates; the stock ownership of certain beneficial owners and management; the services provided to Midwest by and fees of McGladrey LLP, Midwest’s independent registered public accounting firm; and how shareholders may make proposals at the next annual meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE VOTING.

How to Vote – Proxy Instructions

     For 2013, Midwest has arranged for telephone and internet voting procedures to be used. These procedures have been designed to authenticate the shareholder’s identity, to allow the shareholder to give instructions and to confirm that those instructions have been recorded properly. If you choose to vote by telephone or by using the internet, please refer to the specific instructions on the proxy card. The deadline for voting by telephone or the internet is 1:00 a.m. Eastern Standard Time on Tuesday, June 11, 2013. If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to Midwest before the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders of Midwest will elect eight (8) directors to serve as the Board of Directors until the 2014 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has nominated for election the following eight (8) persons: Travis Meyer, Rick D. Meyer, Mark A. Oliver, Milton Tenopir, Jim Ballard, Jack Theeler, Les Meyer, and John R. Perkins. Each of these individuals currently serves as a director of Midwest: Three (3) of these individuals also serve as corporate officers (including as Chairman of the Board), and three (3) also serve as employees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board of Directors knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Information Concerning Executive Officers and Director Nominees

     Information concerning the names, ages, positions with Midwest, tenure as a director, and business experience of our executive officers and director nominees is set forth below. All executive officers are elected annually by the Board of Directors.

NAME	AGE	POSITION	DIRECTOR SINCE
Travis Meyer	39	Vice Chairman and Director	2003
Rick D. Meyer	62	Chairman of the Board and Director	2003
Mark A. Oliver	54	CEO/Treasurer and Director	2010
Milton Tenopir	71	Director	2003
Jim Ballard	48	Director	2010
Jack Theeler	67	Director	2012
Les Meyer	61	Director	2009
John R. Perkins	60	Director	2003

     TRAVIS MEYER: Mr. Travis Meyer serves as Vice Chairman and a Board member of Midwest Holding Inc. and as a Board member of American Life & Security Corp. (“American Life”). He also serves as Co-Chairman of Pacific Northwest Capital Corp. (“Pacific Northwest”), and Vice Chairman of Mountain States Capital Corp. (“Mountain States”). Mr. Meyer began his career in 1997 as an agent for First American Capital Corporation in Topeka, Kansas, and later served as Regional Director of Sales, Executive Sales Director, Agency Director, and Assistant to the President. Mr. Meyer was drafted by the Los Angeles Dodgers in 1995, and played professional baseball from 1995 until 1997. Mr. Meyer is the son of Rick Meyer.

     RICK D. MEYER: Mr. Meyer was Chairman of the Board and Chief Executive Officer of Midwest Holding from 2003 until June 2009. In December 2011, he was again elected Chairman of the Board of Midwest Holding, where he previously acted as a paid consultant from June 2009 to December 2011. Additionally, Mr. Meyer is chairman of the Board of Directors of Rocky Mountain Capital Corp. (“Rocky Mountain”), Co-chairman of Pacific Northwest, chairman and CEO of Northstar Financial Corp. (“Northstar”), and Executive Vice President of Mountain States, all start-up companies in Colorado, Idaho, Minnesota and New Mexico respectively. In June 2012, Mr. Meyer was elected Chairman of the Board of First Wyoming Capital Corporation (“First Wyoming”), and First Wyoming Life Insurance Company(“First Wyoming Life”), and Chairman of the Board of Great Plains Financial Corp. (“Great Plains”).

     MARK A. OLIVER: Mr. Oliver is currently the Chief Executive Officer and a member of the Board of Directors of American Life, and has served in that capacity since that company received its Certificate of Authority from the Nebraska Department of Insurance on September 1, 2009. Mr. Oliver also serves as Chief Executive Officer and Treasurer and member of the Board of Directors of Midwest Holding. From 1984 until June 2007 Mr. Oliver was employed by Citizens, Inc. serving as its President and in various other executive capacities since 1997. Citizens, Inc. is a life insurance holding company with principal offices in Austin, Texas. Mr. Oliver also serves as Chairman and Chief Executive Officer of Mountain States. He serves as a Director and Treasurer of Rocky Mountain and Pacific Northwest, and through October 2011, he served as a Director and Treasurer of First Wyoming. In June 2012, He was named Chief Executive Officer and a member of the Board of Directors of First Wyoming and First Wyoming Life. Additionally, he serves as Chief Executive Officer and a member of the Board of Great Plains and Great Plains Life Assurance Co. (“Great Plains Life”) and as President and Treasurer of Northstar.

     MILTON TENOPIR: has served as a Director of the Company since 2003. He also is Chairman of American Life. Mr. Tenopir served for twenty-nine years as a member of the University of Nebraska football coaching staff, including 24 years under Coach Tom Osborne, and five years under Coach Frank Solich. Mr. Tenopir retired from the Cornhusker program in January of 2003. Prior to his college coaching career, Mr. Tenopir taught high school math and science. He serves as a Director of Northstar and Great Plains.

     JIM BALLARD: was elected as Director of Midwest Holding in 2010. Mr. Ballard is part-owner and award-winning winemaker of James Arthur Vineyards. He has both his undergraduate and Master’s degrees in Broadcast Journalism from the University of Nebraska-Lincoln. Mr. Ballard is a Past-President of the Nebraska Winery and Grape Growers Association, where he also serves as chair of the legislative committee. He serves as Chair of the Board for WineAmerica, the only National Association for American Wineries and is also a Board Member for the National Wine and Grape Initiative. Additionally, he is a Board Member for Keep Nebraska Beautiful as well as Bright Lights and serves as the School Board President for Parkview Christian School in Lincoln. Jim is a graduate of Leadership Lincoln and class XXVI of the Nebraska LEAD Program.

     JACK THEELER: Mr. Theeler was elected as a Director of the Company in 2012. Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, SD where he has been employed since 1971. He has degrees in accounting (1968) and law (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. He is a director of Great Plains and Chairman of Great Plains Life.

     LES MEYER: has served on the Midwest’s Board of Directors since June 2009. He also serves as a Board member of American Life. As a young man, Mr. Meyer was a professional boxer. He worked for over 35 years representing utility companies, serving as director of media relations, government relations, and customer relations. In that role, he served as the liaison between the utility company and the public service commissions. Mr. Meyer was the author of several key pieces of legislation that govern the utility industry in Nebraska. Currently he is CEO of Knockout Partners, a real estate business serving the Front Range of Colorado. He also serves on the Board of Directors of First Wyoming and First Wyoming Life, and as CEO and a Director of Rocky Mountain, a Colorado holding company.

     JOHN R. PERKINS: has served as a Director of Midwest Holding since 2003, and previously served as the Company’s Secretary and compliance officer from 2003 to 2010. He also serves as a Board member of American Life. He is the COO and member of the Board of First Wyoming and Compliance Director and a Board member of Mountain States and Rocky Mountain. Mr. Perkins was formerly a member of the Board of Directors of First Trinity Financial Corporation, an Oklahoma life insurance holding company (“First Trinity”). Previously, he served as President of First Trinity. He also has served as President of Mid-American Alliance Corporation, a Missouri life insurance holding company (“Mid-American”), and Mid-American Century Life Company (“Mid-American Century”) from January 1, 2003 to January 1, 2004. He served on the Board of Directors of Mid-American and Mid-American Century from 1998 till 2004. Mr. Perkins previously owned Perkins Law Office in Jefferson City, Missouri from 1995 to 2003, where he specialized in securities law. He is a graduate of Southern Methodist University Law School and has an undergraduate degree in Public Administration from the University of Missouri. From 1983 to 1995 he was the Commissioner of Securities for the State of Missouri, having previously served as its Chief of Enforcement for two years. He was an Assistant Attorney General in the Consumer Protection Division of the Missouri Attorney General’s Office. He also served on the Board of Directors of the North American Securities Administrators Associations for five years and as its President in 1991. Mr. Perkins was the first Chairman of SRD Inc. and was a Board member of that organization for two years. In 1989 he received his first “Blue Sky Cube,” the highest honor bestowed by the North American Securities Administrators Association. In 1991, he became the first person to receive a second “Blue Sky Cube."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

CORPORATE GOVERNANCE

Board Leadership Structure

     Midwest does not have a formal policy regarding the separation of its Chairman and CEO (principal executive officer) positions. The role of Chairman and those of Vice Chairman and CEO currently are held separately. Rick Meyer serves as Chairman, while Travis Meyer serves as Vice Chairman and Mark Oliver serves as CEO. The Board of Directors believes that Midwest’s current leadership structure is appropriate, given the size of the Company and the Board, and achieves important objectives for the Company. Mr. Oliver is positioned to focus his energies on implementing Midwest’s business strategy and administering its day-to-day affairs. Rick Meyer is positioned to draw on his relationships with other Board members and his experience within the industry to effectively discharge the duties of Chairman, while Travis Meyer can provide management with his expertise in Marketing.

Board’s Role in Risk Oversight

     The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board of Directors regularly receives reports regarding the investments and securities held by Midwest’s insurance subsidiary, American Life, as well as other reports regarding American Life's insurance business.

Director Independence

     Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to comply with the rules of the New York Stock Exchange Alternext Exchange (the “AMEX”). The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

     The AMEX listing requirements state that a majority of a company’s board of directors must be independent. Presently, our Board of Directors includes four independent directors, namely Jim Ballard, Jack Theeler, John R. Perkins and Milton Tenopir. These four independent directors constitute one-half of the Board of Directors. The same will be true following the election of the proposed slate.

Board Meetings and Committees; Annual Meeting Attendance

     During 2012, three meetings of the Board of Directors were held. All members of the Board of Directors attended at least 75% of these meetings, other than Mark Oliver. Mr. Oliver attended two of the three meetings of the Board of Directors held in 2012. Mr. Osborne resigned from the Board on April 5, 2013 citing business reasons.

     Because Midwest is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. As a result, the Board of Directors does not presently have any standing committees. All functions of a Nominating Committee, Audit Committee and Compensation Committee are performed by our Board of Directors as a whole.

Audit Committee

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board does not have a standing Audit Committee. As a result, it does not have an Audit Committee charter. The functions that would be performed by the Audit Committee have been performed by the entire Board of Directors. The Board views its duties as an Audit Committee as follows: (i) review recommendations of independent registered accountants concerning Midwest’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements.

REPORT OF THE BOARD OF DIRECTORS

     The Board of Directors of Midwest has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2012 and 2011 with the Midwest’s management.

     The Board of Directors has discussed with Midwest’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     In addition, the Board of Directors received the written disclosures and the letter from the Company's independent accountants required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent accountant its independence from the Company and its management.

     Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

Rick D. Meyer, Chairman and Director
Jim Ballard, Director
Jack Theeler, Director
Les Meyer, Director
Travis Meyer, Vice Chairman, Director
John R. Perkins, Director
Milton Tenopir, Director
Mark A. Oliver, CEO, Director

Nominating Committee and Selection of Director Candidates

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not have a standing Nominating Committee. It also does not have a charter regarding the nominating process. The functions that would be performed by the Nominating Committee have been performed by the entire Board of Directors.

     Shareholders who wish to recommend nominees for consideration by the Board of Directors or Nominating Committee (when established) must submit their nominations in writing to Midwest’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the Board of Directors or Nominating Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors or Nominating Committee and to serve if elected by the shareholders. The Board of Directors or Nominating Committee may consider such shareholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the shareholders at each Annual Meeting.

     In addition, shareholders may nominate directors for election without consideration by the Board of Directors or Nominating Committee. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Proposals for 2014 Annual Meeting of Shareholders” section of this proxy statement and by complying with the provisions of Midwest’s Bylaws.

Compensation Committee

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee have been performed by the entire Board of Directors.

Compensation Committee Interlocks and Insider Participation

     At the present time, all functions of a Compensation Committee are performed by our Board of Directors as a whole. Travis Meyer, Rick D. Meyer and Mark A. Oliver are members of our Board of Directors who also are executive officers and employees of Midwest. Directors who also serve as officers of Midwest do not participate in any deliberations of the Board of Directors concerning executive officer compensation.

     Rick D. Meyer, our Chairman and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar, First Wyoming, Mountain States, Rocky Mountain, Great Plains and Pacific Northwest, which Boards of Directors perform the functions of a Compensation Committee for these companies. Rick D. Meyer is Chairman and Chief Executive Officer of Northstar, Chairman of Rocky Mountain, First Wyoming, Great Plains, Co-Chairman of Pacific Northwest, and Executive VP of Mountain States. Mark A. Oliver, our CEO/Treasurer and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar, Rocky Mountain, Great Plains, First Wyoming, Mountain States and Pacific Northwest. Mr. Oliver is the President, COO, Treasurer and CFO of Northstar, the Secretary/Treasurer of Rocky Mountain, the CEO and CFO of Great Plains, CEO,CFO, and treasurer of First Wyoming, Chairman and CEO of Mountain States and the Treasurer of Pacific Northwest. Les Meyer, a member of our Board of Directors, also serves as a member of the Board of Directors of Rocky Mountain and First Wyoming. Les Meyer is the President and CEO of Rocky Mountain and the Secretary and a Board member of First Wyoming. Milton Tenopir, a member of our Board of Directors, also serves as a member of the Board of Directors of Northstar and Great Plains. Jack Theeler, a member of our Board of Directors, also serves as a member of the Board of Directors of Great Plains. John R. Perkins, a member of our Board of Directors, also serves as a member of the Board of Directors of Rocky Mountain, Mountain States and First Wyoming. Mr. Perkins is also the COO of First Wyoming and the Compliance Director of Mountain States.

     Additional information concerning transactions between us and entities affiliated with members of our Board of Directors is included in “Certain Relationships and Related Transactions” below.

Section 16(a) Beneficial Ownership Reporting Compliance

     Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s Common Stock must file initial reports of ownership and changes in ownership with the SEC under Section 16(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. Based solely on our review of the copies of such forms furnished to Midwest, or representations that no forms were required, we believe that during 2012 and through the date of this filing all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act.

Code of Ethics

     Midwest has adopted a Code of Ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2012. These documents may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request. Midwest intends to disclose any amendments to or waivers of certain provisions of the Code of Ethics in a Current Report on Form 8-K.

Shareholder Communications with the Board of Directors

     Shareholders may contact an individual director, the Board of Directors as a group or the independent directors as a group by writing to: Board of Directors or Directors, c/o Corporate Secretary, Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510. The communication should specify the applicable addressee(s) to be contacted as well as the address and telephone number of the person submitting the communication. The Board of Directors has instructed the Company’s Secretary to review all communications to the Board and to only distribute if appropriate to the duties and responsibilities of the Board. The Board of Directors has instructed the Company’s Secretary not to forward communications that he determines to be primarily commercial in nature, that relate to an improper or irrelevant topic or that request general information about Midwest. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth the compensation paid or accrued by us to our current President, our current Chairman and our current Treasurer. None of our other officers had compensation that exceeded $100,000 for the last completed fiscal year.

SUMMARY COMPENSATION TABLE(1)

Name and				All Other
Principal Position	Year	Salary	Bonus	Compensation		Total
Rick D. Meyer, Chairman(3)	2012	$206,571	$–	$12,000	(4)	$218,571
	2011	16,798	–	208,551		225,349

Travis Meyer, Vice-	2012	$172,140	$–	$61,327	(4)(2)	$233,467
Chairman	2011	162,550	–	462,442	(4)(2)	624,992

Mark A. Oliver,	2012	$164,640	$–	$12,000	(4)	$176,640
CEO/Treasurer	2011	163,300	–	7,000	(4)	170,300

(1)	In 2011 and 2012, none of the named executive officers received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2)	We were a party to a general agency agreement with Great American Marketing, Inc., a corporation owned by Travis Meyer (“Great American Marketing”) that terminated in 2011. Said agreement was approved by the Nebraska Insurance Department. “All Other Compensation” consists of amounts paid to Great American Marketing in 2012 and 2011 pursuant to this general agency agreement, under which Great American was required to pay for recruiting, conventions, contests, prizes, awards and training. See “Certain Relationships and Related Transactions” below for additional information.

(3)	In 2011, we were party to a Consulting and Advisory Agreement with Bison Capital Corp., a corporation owned by Rick Meyer and his wife (“Bison Capital”). While the Consulting and Advisory Agreement was in effect, Mr. Meyer was not the Chairman or an officer or employee of Midwest. The Consulting and Advisory Agreement was terminated in December 2011, at which point Mr. Meyer became the Chairman and an employee of Midwest. “All Other Compensation” in 2011 consists of (i) $206,351 paid to Bison Capital in 2011 pursuant to the Consulting and Advisory Agreement, and (ii) $2,200 in cash directors’ fees paid to Mr. Meyer. See “Certain Relationships and Related Transactions” below for additional information.

(4)	Automobile allowance.

Outstanding Equity Awards at Fiscal Year End

     We have not established any equity compensation plans or granted any equity awards under such plans to our named executive officers. As a result, none of our named executive officers had any unexercised options, unvested stock or equity incentive plan awards outstanding as of the end of our last completed fiscal year.

     Our Board of Directors approved the issuance to Mark Oliver of 40,000 shares of voting common stock on March 7, 2010. The shares were issued for $1.15 per share, which was the approximate book value of the shares as of December 31, 2009. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased.

Employment Agreements

     We have entered into an Employment Agreement with Rick Meyer, our Chairman. This Employment Agreement was effective on December 1, 2011 and is for a three year term, subject to termination upon notice. On each anniversary, the Board may extend the agreement for an additional year. The Board extended said agreement in 2012. Pursuant to this Employment Agreement, Mr. Meyer is entitled to receive:

  a base salary of $201,571 with an annual 5% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

  fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

  a car allowance of $1,000.00 per month; and

  reimbursement for reasonable and necessary business expenses.

     We also have entered into Employment Agreements with Travis Meyer, our Vice-Chairman, and Mark Oliver, our CEO/Treasurer. Each of these Employment Agreements were effective on June 8, 2011 and is for a three year term, subject to termination upon notice. On each anniversary, the Board may extend the agreements for an additional year. The Board extended said agreements in 2012. Pursuant to these Employment Agreements, each of Mr. Meyer and Mr. Oliver is entitled to receive:

  a base salary of $156,000 with an annual 4% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

  fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

  car allowance of $1,000.00 per month; and

  reimbursement for reasonable and necessary business expenses.

     If we terminate Rick Meyer, Travis Meyer or Mark Oliver without cause as defined in the applicable Employment Agreement, we will be required to pay such person his base salary and provide certain benefits for the duration of the remaining term of the Employment Agreement or 6 months, whichever is greater. This payment would be made in exchange for an agreement not to engage in certain competitive activities during that period.

     In addition to the compensation payable to Mr. Oliver under his Employment Agreement, our Board of Directors approved the issuance to Mr. Oliver of 40,000 shares of voting common stock on March 1, 2010. The shares were issued for $1.15 per share, which was the book value of the shares as of December 31, 2009. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased.

Director Compensation

     Directors who are not employees currently receive an annual fee of $1,000, plus $500 for each meeting of the Board of Directors they attend. Directors also are reimbursed for certain expenses related to their attendance at meetings. Douglas R. Clark, who served as our non-employee Chairman until June 2011, received an annual fee of $50,000 while he served in that position.

     The following table sets forth the compensation paid or accrued by us to our directors, other than directors who are also named executive officers, for the last completed fiscal year.

DIRECTOR COMPENSATION(1)

		Fees
		Earned or	All Other
Name	Year	Paid in Cash	Compensation	Total
Jim Ballard	2012	$2,050	$–	$2,050
Douglas R. Clark(4)	2012	10,766	–	10,766
Les Meyer	2012	2,050	–	2,050
John C. Osborne(2)	2012	2,050	–	2,050
John R. Perkins	2012	2,050	–	2,050
Milton Tenopir(3)	2012	28,200	–	28,200
Jack Theeler	2012	1,700	–	1,700

(1)	In 2011, none of the directors received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2)	Mr. Osborne resigned from the Board on April 5, 2013 citing a lack of available time due to his primary business.

(3)	The Company paid Mr. Tenopir a consulting fee of $2,000 per month to assist in marketing from December 2009 to May, 2012. In June, 2012, Mr. Tenopir was elected Chairman of the Company’s life insurance subsidiary, American Life and Security Corp. In that capacity, he is paid $30,000 per year.

(4)	Mr. Clark was Chairman of the Company's life insurance subsidiary until his resignation from the Board in March, 2012. In that capacity he was paid $27,000 per year.

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

     The principal registered public accounting firm utilized by Midwest during 2012 was McGladrey LLP (“McGladrey”). McGladrey has served as our independent registered public accounting firm since December 3, 2009. A representative of McGladrey is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. McGladrey’s representative will have an opportunity to make a statement at the Annual Meeting should he or she desire to do so.

     The aggregate fees billed by McGladrey for the fiscal years ended December 31, 2012 and 2011 are as follows:

	McGladrey	McGladrey
	Fiscal 2012	Fiscal 2011
Audit Fees(1)	$193,416	$113,476
Audit-Related Fees(2)	60,178	20,506
Tax Fees(3)	6,780	9,280
All Other Fees(4)	–	–
Total	$260,374	$143,262

(1)	Represents the aggregate fees billed and expenses for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)	Represents the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees.”

(3)	Represents the aggregate fees billed for professional services provided by the principal accountant for tax compliance, tax advice and tax planning.

(4)	Represents the aggregate fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees and tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

     Midwest does not have a standing Audit Committee at the present time, and the full Board of Directors has responsibility for the approval of all audit and non-audit services before Midwest engages an independent registered public accounting firm. All of the services rendered to Midwest by its independent registered public accounting firm for the fiscal years ended December 31, 2012 and 2011 were pre-approved by the Board of Directors before the engagement of the independent registered public accounting firm for such services.

     Midwest does not have written pre-approval policies or procedures for future engagements of Midwest’s accountants. However, in accordance with the rules and regulations of the SEC relating to the independence of auditors, the Board of Directors approves each service to be rendered by the auditors and prohibits the delegation of any pre-approval responsibilities to Midwest’s management. On an annual basis, the Board of Directors approves all audit, audit-related and non-audit services proposed to be rendered by Midwest’s independent registered public accounting firm for the fiscal year, as specifically described in the firm’s engagement letter. All additional engagements of the independent registered public accounting firm that were not approved in the annual pre-approval process, and all engagements that are anticipated to exceed previously approved thresholds, are presented by the President or Treasurer of Midwest to the Board of Directors for pre-approval on a case-by-case basis before management engages the independent registered public accounting firm for any such purpose.

     No audit-related, tax or other non-audit services were approved by the Board of Directors pursuant to the de minimis exception to the pre-approval requirements under Rule 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended December 31, 2012.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed McGladrey to serve as Midwest’s independent auditors for 2013. McGladrey also served as Midwest’s independent auditors in 2012. At the Annual Meeting, the shareholders are being asked to ratify the appointment of McGladrey as Midwest’s independent auditors for 2013. Approval by the shareholders of the appointment of Midwest’s independent auditors is not required by law or by Midwest’s organizational documents, but the Board of Directors is submitting this matter to the shareholders for ratification as a corporate governance practice. Ultimately, the Board of Directors retains full discretion and will make all determinations with respect to the appointment and retention of the independent auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date, regarding the number and percentage of outstanding shares of Common Stock of Midwest beneficially owned by each person known by Midwest to beneficially own more than 5% of such stock, by each of our directors, executive officers and director nominee, and by all of our directors and executive officers as a group.

	Shares of
	Common	Percent of
Name and Business Address of Beneficial Owner(1)	Stock	Class
Five percent shareholders:
None	–	–

Directors, executive officers and director nominee:
Travis Meyer	177,420	1.9%
Rick D. Meyer	315,000	3.5%
Mark A. Oliver	45,428	*
Milton Tenopir	45,428	*
Jim Ballard	–	*
Jack Theeler	–	*
Les Meyer	56,784	*
John R. Perkins	56,785	*
All directors and executive officers as a group	696,845	7.65%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of the persons named in the above table is care of Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, NE 68510.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

     In September 2009, we entered into a Consulting and Advisory Agreement with Bison Capital, a corporation owned by Rick Meyer and his wife. Rick Meyer is a member of our Board of Directors, our former Chief Executive Officer and our current Chairman. Under the Consulting and Advisory Agreement, we agreed to pay Bison Capital $190,000 per year for a period of four years. In exchange, Bison Capital agreed to provide us with certain services, including assistance with strategic planning, implementation of capital-raising strategies, product development, market research and public relations. In addition to the consulting fee, we agreed to reimburse Bison Capital for reasonable and necessary business expenses. The Consulting and Advisory Agreement was terminated in December 2011. During the years ended December 31, 2012 and December 31, 2011, we paid Bison Capital $0 and $206,351, respectively, under the terms of the Consulting and Advisory Agreement.

     In September 2009, we entered into a general agency agreement with Great American Marketing, a corporation controlled by Travis Meyer. Travis Meyer is our President and a member of our Board of Directors. Under the agreement, Great American was responsible for training, recruiting and oversight of American Life marketing associates, including assuming responsibility for conventions, contests, prizes and awards. This agreement was approved by the Board of Directors and the Nebraska Insurance Department. In exchange, Great American received an override on all first-year premiums written. Great American had no underwriting or claims management authority. During the years ended December 31, 2012 and December 31, 2011, we paid Great American Marketing $49,327 and $455,442, respectively, under the terms of the agency agreement. The general agency agreement was terminated in October, 2011.

Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest

     Midwest and certain of its directors and officers have current or past relationships and affiliations with businesses that operate, or once operated, in the life insurance industry and that have conducted public and private stock offerings in connection with their operations. Additional information on these relationships and affiliations, organized by company, is as follows:

Security Capital. In 2005, we acquired 1,410,000 shares of common stock of Security Capital Corporation (“Security Capital”), an Arkansas corporation formerly known as Arkansas Security Capital Corporation, for $141,000. At the time, our shares constituted approximately 47.0% of the outstanding common stock of Security Capital. In 2010 and 2011, we acquired 647,000 additional shares bringing our ownership to approximately 60.2%. During the third quarter of 2011, we began consolidating Security Capital on our financial statements. Currently, management is evaluating the future of Security Capital.

Rocky Mountain. In April 2010, we acquired 340,000 shares of common stock of Rocky Mountain Capital Corporation, a Colorado corporation (“Rocky Mountain”), a development stage company seeking to form a Colorado domiciled life insurance company, for $34,000. As of March 31, 2013, our ownership constituted approximately 10.5% of the issued and outstanding common stock of Rocky Mountain. In addition, Les Meyer, a member of our Board of Directors, is President, Chief Executive Officer and a member of the Board of Directors of Rocky Mountain. Les Meyer owns 352,000 shares of common stock of Rocky Mountain or approximately 11.2% of its outstanding common stock. Rick Meyer, Chairman of our Board of Directors, is Chairman and a member of the Board of Directors of Rocky Mountain. Rick Meyer owns 130,000 shares of common stock of Rocky Mountain, or approximately 4.1% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Secretary/Treasurer and a member of the Board of Directors of Rocky Mountain. Mr. Oliver owns 120,000 shares of common stock of Rocky Mountain, or approximately 3.8% of its outstanding common stock. John R. Perkins, a member of our Board of Directors, is a member of the Board of Directors of Rocky Mountain and owns 40,000 shares of common stock, or approximately 1.3% of its outstanding common stock. Travis Meyer, our Vice-Chairman and a member of our Board of Directors, owns 130,000 shares of common stock of Rocky Mountain. Our present and former directors and executive officers also own 60,000 shares of common stock, or approximately 1.9% of its outstanding common stock. As of March 31, 2013, Rocky Mountain is a development stage company.

Northstar. In April 2010, we acquired 600,000 shares of non-voting common stock of Northstar Financial Corp. (“Northstar”) for $60,000. The non-voting stock converted to voting stock on June 30, 2012. As of March 31, 2013, our ownership constituted approximately 18.1% of the issued and outstanding common stock of Northstar. Northstar was incorporated in Minnesota in April 2010 for the purpose of organizing, owning and operating a life insurance subsidiary in that state. Rick Meyer, Chairman of our Board of Directors, is Chairman, Chief Executive Officer and a member of the Board of Directors of Northstar. Rick Meyer owns 200,000 shares of Northstar's voting common stock, or 6.1% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is President, Chief Operating Officer, Treasurer, Chief Financial Officer and a member of the Board of Directors of Northstar. Mr. Oliver owns 140,000 shares of voting common stock of Northstar, or 4.3% of its outstanding common stock. Travis Meyer, our Vice-Chairman and a member of our Board of Directors, owns 146,000 shares of voting common stock, or 4.5% of its outstanding common stock. Milton Tenopir, a member of our Board of Directors, is a member of the Board of Directors of Northstar and owns 50,000 shares of voting common stock, or 1.5% of its outstanding common stock. Other former and present board members of Midwest and executive officers of Midwest also own 50,000 shares of common stock of Northstar, or 1.5% of its outstanding common stock. As of March 31, 2013, Northstar was a development stage company.

Hot Dot. In August 2011, we acquired 2,500,000 shares of common stock of Hot Dot, Inc., a Nebraska corporation (“Hot Dot”), for $50,000. Hot Dot was organized to develop, manufacture, and market the Hot Dot Alert Patch, an adhesive-backed patch that is used to detect increases in body temperature that pose a risk of heat exhaustion or heat stroke. In September 2012, Hot Dot repurchased 1,000,000 of our common shares for $750,000. As of March 31, 2013, our ownership constituted approximately 13.3% of the issued and outstanding common stock of Hot Dot. In addition, Rick Meyer, Chairman of our Board of Directors, is Chairman and a member of the Board of Directors of Hot Dot. Rick Meyer owns 300,000 shares of voting common stock of Hot Dot, or 2.9% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Treasurer and a member of the Board of Directors of Hot Dot, and he owns 300,000 shares of common stock of Hot Dot, or 2.9% of its outstanding common stock. Travis Meyer, our Vice-Chairman and a member of our Board of Directors, is a member of the Board of Directors of Hot Dot. Travis Meyer owns 300,000 shares of common stock of Hot Dot, or 2.9% of its outstanding common stock. Todd C. Boeve, our Vice President, Agency & Corporate Secretary and a member of the Board of Directors of Hot Dot. Mr. Boeve owns 50,000 shares of common stock, or 0.5% of the outstanding common stock of Hot Dot. Several other of our current and past board members and executive officers own 220,000 shares of common stock of Hot Dot or 2.1% of the outstanding common stock of Hot Dot.

Pacific Northwest. In September 2011, we acquired 600,000 shares of non-voting common stock of Pacific Northwest Capital Corp., an Idaho corporation (“Pacific Northwest”), for $60,000. Our ownership constitutes approximately 17.2% of the outstanding common stock of Pacific Northwest as of March 31, 2013. Pacific Northwest was incorporated in Idaho in October 2010 for the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. In addition, Travis Meyer, our Vice-Chairman and a member of our Board of Directors, is President, Chief Executive Officer, Co-Chairman and a member of the Board of Directors of Pacific Northwest. Travis Meyer owns 200,000 shares of non-voting common stock of Pacific Northwest, or 5.9% of its outstanding common stock. Rick Meyer, Chairman of our Board of Directors, is Co-Chairman and a member of the Board of Directors of Pacific Northwest. Rick Meyer owns 200,000 shares of common stock, or 5.9% of the outstanding common stock of Pacific Northwest. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Treasurer and a member of the Board of Directors of Pacific Northwest. Mr. Oliver owns 200,000 shares of non-voting common stock of Pacific Northwest, or 5.9% of its outstanding common stock. Todd C. Boeve, our Vice President, Agency & Corporate Secretary and a member of the Board of Directors of Pacific Northwest. Mr. Boeve owns 50,000 shares of common stock of Pacific Northwest, or 1.5% of its outstanding common stock. Several other of our current and past board members and executive officers own 145,000 shares of common stock of Pacific Northwest or 4.2% of the outstanding common stock of Pacific Northwest.

Mountain States. In June, 2012, we acquired 300,000 shares of common stock of Mountain States Capital Corporation, a New Mexico corporation (“Mountain States”), for $30,000. Mountain States has operated under the name of Enchantment Capital Corporation. Great Plains also owns 200,000 shares of Mountain States common stock. Our ownership when combined with Great Plains, constitutes approximately 12.4% of the issued and outstanding common stock of Mountain States as of March 31, 2013. In addition, Travis Meyer, our Vice-Chairman and a member of our Board of Directors, is Vice Chairman and a member of the Board of Directors of Mountain States. Travis Meyer owns 200,000 shares of common stock of Mountain States, or 6.1% of its outstanding common stock. Rick Meyer, Chairman of our Board of Directors, is Vice President and a member of the Board of Directors of Mountain States. Rick Meyer owns 200,000 shares of common stock of Mountain States, or 6.1% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, is Chief Executive Officer and Chairman of the Board and a member of the Board of Directors of Mountain States. Mr. Oliver owns 200,000 shares of common stock of Mountain States, or 6.1% of its outstanding common stock. Todd C. Boeve, our Vice President, Agency & Corporate Secretary, and a member of the Board of Directors of Mountain States. Mr. Boeve owns 75,000 shares of common stock, or 2.3% of the outstanding common stock of Mountain States. John R. Perkins, a member of our Board of Directors, is the Compliance Officer of Mountain States. Several other of our current and past board members and executive officers own 230,000 shares of common stock of Mountain States or 7.0% of the outstanding common stock of Mountain States.

First Wyoming. In July 2009, we acquired 350,000 shares of common stock of First Wyoming Capital Corporation (“First Wyoming”), a development stage insurance holding company formed under Wyoming law, for $35,000 and funding of $20,000 of pre-incorporation expenses. First Wyoming was incorporated in Wyoming in July 2009 for the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. First Wyoming's life insurance subsidiary received its Certificate of Authority to operate in Wyoming on July 1, 2011. John Perkins, our former Secretary and compliance officer and a current member of our Board of Directors, serves as Chief Operating Officer of First Wyoming. John Perkins owns 89,000 shares of common stock of First Wyoming, or 2.1% of its outstanding common stock. Mark A. Oliver, our Chief Executive Officer and a member of our Board of Directors, serves as a member of First Wyoming’s Board of Directors and as its Chief Executive Officer. Rick Meyer, Chairman and a member of our Board of Directors, serves as a member of First Wyoming’s Board of Directors and its Chairman. Les Meyer, a member of our Board of Directors, serves as a member of First Wyoming’s Board of Directors. Les Meyer owns 1,000 shares of common stock of First Wyoming, or less than 0.1% of its outstanding common stock. First Wyoming raised approximately $10 million in an intra-state offering in 2010-2011 and received its certificate of authority for its insurance subsidiary in July 2011. During the second quarter of 2012, we obtained control of First Wyoming by replacing First Wyoming’s top executive management positions and all of its board of director seats with employees, directors and affiliates of Midwest. In September and October, 2012, we acquired an additional 546,500 shares of First Wyoming at $1.10 per share, bringing our total ownership percentage in First Wyoming to 22.6% as of March 31, 2013. As a result of obtaining control of First Wyoming, we changed our method of carrying the investment in First Wyoming from cost to equity as required by generally accepted accounting principles.

Great Plains. As of December 31, 2012 we had acquired 984,950 shares of common stock of Great Plains Financial Corporation, a South Dakota corporation (“Great Plains”) representing 24.5% of the outstanding shares. Great Plains owns 100% of a life insurance subsidiary licensed to do business in South Dakota. During the first quarter of 2013, we purchased additional shares of Great Plains bringing our ownership to 25.7%. As a result of the increased ownership of Great Plains, we changed our method of carrying the investment from cost to equity as required by generally accepted accounting principles. During the third quarter of 2012, the Company began providing TPA services to Great Plains and Great Plains’ wholly owned life insurance subsidiary. At the end of the third quarter of 2012, Mark Oliver, our Chief Executive Officer and a member of our Board of Directors, was assigned to serve as CEO of Great Plains. In June 2011, Jack Osborne, Milt Tenopir, Travis Meyer, Mark Oliver and Rick Meyer were elected to the Great Plains Board of Directors. Rick Meyer serves as Chairman of Great Plains. Mr. Meyer owns 15,676 shares of common stock of Great Plains, or 0.4% of its outstanding common stock. Mark A. Oliver is Chief Executive Officer of Great Plains and its life insurance subsidiary. Mr. Oliver owns 11 shares of common stock of Great Plains, or less than 0.1% of its outstanding common stock. Travis Meyer owns 11 shares of common stock of Great Plains, or less than 0.1% of its outstanding common stock. Several other of our current and past board members and executive officers own 52,522 shares of common stock of Great Plains or 1.3% of the outstanding common stock of Great Plains.

     These past and present relationships with similar businesses could result in a potential conflict of interest should we decide to offer life insurance products in any of the states in which these other companies do business to the extent that a relationship with the other companies is on-going. In addition, a potential conflict of interest could arise if any of those companies chose to do business in Nebraska to the extent that a relationship with the other companies is on-going. For that reason, any decision relating to such business will be made by the disinterested members of the Board of Directors and any member of the Board having an interest in another company will recuse himself or herself from voting or discussing the matter.

PROPOSALS FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

     To be eligible for inclusion in Midwest’s proxy materials for the 2014 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be in writing and received by Midwest at its principal executive office on or before December 31, 2013. However, if the date of the 2014 Annual Meeting is more than thirty days before or after June 12, 2014, then the deadline for submitting and such shareholder proposal for inclusion in the proxy materials relating to the 2014 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-18.

     Midwest must receive in writing any shareholder proposals to be considered at the 2014 Annual Meeting of Shareholders, but not included in Midwest’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by March 15, 2014. However, if the date of the 2014 Annual Meeting of Shareholders is more than thirty days before or after June 12, 2014, then the deadline for submitting any such shareholder proposal will be a reasonable time before Midwest mails the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the proxy statement for Midwest’s 2014 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.

     Written copies of all shareholder proposals should be sent to Midwest’s principal executive offices at 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510, to the attention of Corporate Secretary. Shareholder proposals must comply with the rules and regulations of the SEC.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Midwest’s 2012 Annual Report to shareholders, including financial statements, has been mailed commensurate with the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

     Midwest will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its Annual Report on Form 10-K filed with the SEC, including the financial statements, exhibits and schedules thereto, for the year ended December 31, 2012. Such written request should be directed to Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510, Attention: Corporate Secretary.

OTHER MATTERS

     Management and the Board of Directors do not intend to bring any other business before the Annual Meeting and have no reason to believe that any will be presented to the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
MIDWEST HOLDING INC.

Mark A. Oliver Chief Executive Officer

Dated: April 30, 2013
4836-9079-2974, v. 3

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 11, 2013.

Vote by Internet Go to www.investorvote.com/MDH Or scan the QR code with your smartphone Follow the steps outlined on the secure website

Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Rick D. Meyer	☐	☐	02 - Travis Meyer	☐	☐	03 - Milton Tenopir	☐	☐

	04 - John R. Perkins	☐	☐	05 - Mark A. Oliver	☐	☐	06 - Jack Theeler	☐	☐

	07 - Les Meyer	☐	☐	08 - Jim Ballard	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

		For	Against	Abstain			For	Against	Abstain
2.	Approval of McGladrey LLP as independent auditors:	☐	☐	☐	3.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Dear Stockholder:

We encourage you to vote your shares electronically either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically.

The Computershare Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until 1:00 a.m. Central Time, on June 11, 2013.

Your vote is important. Please vote immediately.

If you vote over the internet or by telephone, please do not mail your card.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 11, 2013
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Travis Meyer and Todd Boeve, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska, on Tuesday, June 11, 2013, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR Proposals 1 and 2, and granting the proxies discretionary authority in Proposal 3, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2013 Annual Meeting of Shareholders.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Rick D. Meyer	☐	☐	02 - Travis Meyer	☐	☐	03 - Milton Tenopir	☐	☐

	04 - John R. Perkins	☐	☐	05 - Mark A. Oliver	☐	☐	06 - Jack Theeler	☐	☐

	07 - Les Meyer	☐	☐	08 - Jim Ballard	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

		For	Against	Abstain			For	Against	Abstain
2.	Approval of McGladrey LLP as independent auditors:	☐	☐	☐	3.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 11, 2013
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Travis Meyer and Todd Boeve, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska, on Tuesday, June 11, 2013, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR Proposals 1 and 2, and granting the proxies discretionary authority in Proposal 3, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2013 Annual Meeting of Shareholders.